UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave., Gillette, Wyoming	82716
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cloud Peak Energy Stockholders Approve Increase in Authorized Shares Under Long Term Incentive Plan

As described below in this Form 8-K, on May 11, 2016 at the annual meeting of stockholders (“Annual Meeting”) of Cloud Peak Energy Inc. (“Cloud Peak Energy”), the stockholders approved the First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 12, 2016) (the “Restated 2009 LTIP”) to increase the number of shares authorized for issuance thereunder.  As a result, the First Amendment became effective on May 11, 2016.  The First Amendment increases the number of shares of common stock available under the Restated 2009 LTIP by an additional 1,600,000 shares.

A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  The foregoing summary is qualified in its entirety by the complete terms and conditions of the First Amendment and the Restated 2009 LTIP.  A description of the material terms of the Restated 2009 LTIP, as amended by the First Amendment, was included in Cloud Peak Energy’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2016 (the “Proxy Statement”).

Item 5.07.                              Submission of Matters to a Vote of Security Holders.

On May 11, 2016, Cloud Peak Energy held its Annual Meeting, at which the stockholders voted as follows:

•Proposal 1 (Election of Directors): The stockholders elected Messrs. Condon and Owens, both current directors, as Class I directors, each to serve until Cloud Peak Energy’s annual meeting of stockholders in 2019.

Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Condon	33,055,632	1,278,378	288,450	17,062,724
William Owens	33,098,645	1,232,733	291,082	17,062,724

•Proposal 2 (Ratification of the Appointment of Independent Auditors): The stockholders ratified the appointment of PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent registered public accounting firm for the 2016 fiscal year.

For	Against	Abstain	Broker Non-Votes
50,980,594	514,238	190,352	0

•Proposal 3 (Advisory Vote on Compensation of Named Executive Officers): The stockholders approved on an advisory basis the compensation of Cloud Peak Energy’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission.

For	Against	Abstain	Broker Non-Votes
18,227,839	16,072,656	321,965	17,062,724

•Proposal 4 (Approval of Share Increase Amendment to Restated 2009 LTIP): The stockholders approved the First Amendment to the Restated 2009 LTIP to increase the number of shares authorized for issuance thereunder.

For	Against	Abstain	Broker Non-Votes
32,294,884	2,196,010	131,566	17,062,724

•Proposal 5 (Re-Approval of the Section 162(m) Material Terms of the Restated 2009 LTIP):  The stockholders re-approved the material terms of the Restated 2009 LTIP, as amended by the First Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code.

For	Against	Abstain	Broker Non-Votes
33,042,913	1,274,737	304,810	17,062,724

•Proposal 6 (Board Declassification Amendment to Certificate of Incorporation):  The stockholders did not approve an amendment to the Certificate of Incorporation to eliminate Board classification over a three-year period.

For	Against	Abstain	Broker Non-Votes
33,735,660	537,392	349,408	17,062,724

Additional information about these proposals can be found in Cloud Peak Energy’s Proxy Statement for the Annual Meeting. There were no other proposals voted on at the Annual Meeting.

Item 9.01.                              Financial Statements and Exhibits.

10.1	First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 12, 2016), effective May 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

Date: May 13, 2016	By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 12, 2016), effective May 11, 2016